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                                       February 18, 2000


                                                              EXHIBIT (10)(b)(3)

Enterprise Funding Corporation
c/o Global Securitization Services, LLC
114 West 47th Street, Suite 1715
New York, NY  10036
Attention:  Kevin P. Burns

Bank of America, N.A
Bank of America Corporate Center - 10th Floor
Charlotte, NC  28255
Attention:  Michelle M. Heath

Dear Mr. Burns and Ms. Heath:

We refer to the Transfer and Administration Agreement, dated as of January 24, 1996 among Enterprise Funding Corporation, K2 Funding, Inc., as Transferor, K2 Inc., as Master Servicer and Bank of America, N.A., as successor by merger to NationsBank, N.A., as amended (the "Agreement").

The undersigned hereby desire to amend the Agreement to extend the date referred to in clause (v) of the definition of "Termination Date" in the Agreement to March 31, 2000, subject to the execution of the Amended and Restated Fee Letter dated February 18, 2000.

Each of the undersigned hereby represents and warrants to you that its representations and warranties set forth in the Agreement are true and correct as of the date hereof (except those representations and warranties set forth therein which specifically relate to an earlier date) and that no Termination Event exists on and as of the date hereof.

All other terms and conditions of the Agreement not amended by this letter agreement shall remain unchanged and in full force and effect.

This letter agreement may be executed in counterparts, all of which taken together shall constitute one and the same agreement.

This letter agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

Any provisions of this letter agreement may be amended if, but only if, such amendment is in writing and is signed by each of the parties hereto.

This letter agreement shall be governed by and construed in accordance with, the internal laws (as opposed to conflicts of law provisions) of the State of New York.

If you are in agreement with the above, kindly sign below and return a copy of this letter to the undersigned.

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                                       K2 INC.
                                         as Master Servicer


                                       By:
                                           -------------------------------
                                       Name:
                                       Title:


                                       K2 FUNDING, INC.
                                         as Transferor


                                       By:
                                           -------------------------------
                                       Name:
                                       Title:


Accepted as of the date first above written:

ENTERPRISE FUNDING CORPORATION,
    as the Company


By:
    ---------------------------------
    Name:
    Title:


BANK OF AMERICA, N.A.,
    as Administrative Agent


By:
    ---------------------------------
    Name:
    Title: